XTC 0000

XPLORE TECHNOLOGIES CORP.

15,000,000 AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

000000

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 983950 70 0
ISIN: US9839507004

THIS CERTIFIES THAT MR. SAMPLE & MRS. SAMPLE

is the registered holder of ZERO HUNDRED THOUSAND ZERO HUNDRED AND ZERO

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

XPLORE TECHNOLOGIES CORP.

transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Second Amended and Restated Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file with the Transfer Agent).

This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers have been affixed hereto.

Dated: Month Day Year

CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY

XPLORE TECHNOLOGIES CORP
CORPORATE SEAL
DELAWARE

CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PROOF OF MARCH 7, 2013
XPLORE TECHNOLOGIES CORP
WO- 6658 FACE
OPERATOR: DKB/MR
REV.1

ABnote North America
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003
SALES: HOLLY GRONER 931-490-7660

Colors Selected for Printing: Intaglio prints in SC-10 Yellow

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors Act
____
(State)

UNIF TRANS MIN ACT–________ Custodian ________
(Cust) (Minor)
under Uniform Transfers to Minors Act
____
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER OF ASSIGNEE

Please print or typewrite name and address including postal zip code of assignee

________ Shares
of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint

________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED ________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED: ________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

ABnote North America 711 ARMSTRONG LANE COLUMBIA, TENNESSEE 38401 (931) 388-3003	PROOF OF MARCH 6, 2013 XPLORE TECHNOLOGIES CORP. **WO- 6658 BACK**
HOLLY GRONER 931-490-7660	OPERATOR: DKS
	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐ OK AS IS ☐ OK WITH CHANGES ☐ MAKE CHANGES AND SEND ANOTHER PROOF